UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 10, 2016

Cadiz Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
0-12114 (Commission File Number)	77-0313235 (IRS Employer Identification No.)
550 South Hope Street, Suite 2850, Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

Registrant’s telephone number, including area code:  (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

    On May 10, 2016, the California Court of Appeal issued final opinions affirming six judgments of the Orange County Superior Court, which previously upheld the environmental review and approval of the Cadiz Valley Water Conservation, Recovery & Storage Project (“Water Project”) and denied all claims brought by petitioners Center for Biological Diversity, et al (“CBD”) and Delaware Tetra Technologies Inc. (“Tetra”) in six separate cases.  These lawsuits were previously described in Item 3 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the "10-K").

    In six separate written opinions, a three-justice panel of the Court of Appeal’s Fourth Appellate District found that the Santa Margarita Water District (“SMWD”) and the County of San Bernardino acted appropriately and in accordance with the California Environmental Quality Act and the County’s groundwater ordinance in reviewing and approving the Water Project in 2012.  The panel also concluded that the lower court was correct in denying petitioners’ claims and unanimously affirmed all six lower court judgments.

    As described in the 10-K, the Company was first named as a real-party-in-interest in lawsuits challenging the various Water Project approvals granted by SMWD and San Bernardino County in 2012.  Six cases brought separately by CBD and Tetra moved to trial in December 2013 in Orange County Superior Court.  In September 2014, the Superior Court issued six final judgments formally denying all claims brought by CBD and Tetra.  The judgments upheld the environmental review and approvals of the Water Project and also awarded costs to SMWD, the County, Cadiz and Fenner Valley Mutual Water Company as the prevailing parties in the cases.

    During the fourth quarter of 2014, the petitioners filed independent appeals of the six judgments in the California Court of Appeal. The appellate cases were fully briefed in 2015, including the filing of 11 Amicus Curiae “Friend of the Court” briefs by a diverse group of business, labor and public interest groups in support of the Water Project’s approvals.  In March 2016, a three-justice panel heard oral argument in the six appellate cases. Yesterday, the panel issued six separate opinions affirming the lower court’s 2014 judgments.

    The Company issued a press release on May 10, 2016 announcing the Court of Appeal rulings.  A copy of the press release is attached hereto as Exhibit 99.1. Copies of the six opinions filed by the Court of Appeal are attached hereto as Exhibits.

Item 9.01     Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description
10.1	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G051080, May 10, 2016
10.2	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G051058, May 10, 2016
10.3	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G050881, May 10, 2016
10.4	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G050869, May 10, 2016
10.5	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G050864, May 10, 2016
10.6	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G050858, May 10, 2016
99.1	Press Release, dated as of May 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadiz Inc.

By:	/s/ Timothy J. Shaheen
Timothy J. Shaheen
Chief Financial Officer

Date:  May 11, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G051080, May 10, 2016
10.2	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G051058, May 10, 2016
10.3	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G050881, May 10, 2016
10.4	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G050869, May 10, 2016
10.5	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G050864, May 10, 2016
10.6	Opinion of California Court of Appeal, Fourth Appellate District, Division Three, case G050858, May 10, 2016
99.1	Press Release, dated as of May 10, 2016